UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ORTHOFIX MEDICAL INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

LOGO P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Orthofix Medical Inc. Annual Meeting of Shareholders Wednesday, June 18, 2025 8:00 AM, CDT Renaissance Dallas at Plano Legacy West, 6007 Legacy Drive, Plano, TX 75024 Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report on Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting To Be Held On June 18, 2025 For Shareholders of record as of April 21, 2025 To request a copy of the proxy materials, use one of the following methods. For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/OFIX To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the materials relating to this meeting and future shareholder meetings, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before June 4, 2025. Unless requested by this date, you will not otherwise receive a paper or e-mail copy of the proxy materials. Internet: www.investorelections.com/OFIXCall: 1-866-648-8133 Email: paper@investorelections.com* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. SEE REVERSE FOR FULL AGENDA Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

LOGO Orthofix Medical Inc. Annual Meeting of Shareholders THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE: FOR all the listed director nominees and FOR PROPOSALS 2 AND 3 PROPOSAL 1. Election of Directors 1.01 Alan L. Bazaar 1.02 Wayne Burris 1.03 Massimo Calafiore 1.04 Vickie L. Capps 1.05 Michael M. Finegan 1.06 Jason M. Hannon 1.07 John B. Henneman, III 1.08 Charles R. Kummeth 1.09 Shweta Singh Maniar 1.10 Michael E. Paolucci 2. Advisory and Non-Binding Vote to Approve Executive Compensation. 3. Ratification of the Appointment of Ernst & Young LLP as Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2025.